Offerings - Offering: 1	Aug. 11, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 34,112,584.36
Fee Rate	0.01381%
Amount of Registration Fee	$ 4,710.95
Offering Note	Calculated solely for purposes of determining the amount of the filing fee, based upon the net asset value of HarbourVest Private Investments Fund as of June 30, 2026.